DECONSOLIATION OF SUBSIDIARIES	6 Months Ended
Jun. 30, 2021
DECONSOLIATION OF SUBSIDIARIES

18. DECONSOLIATION OF SUBSIDIARIES

In April 2010, the Group acquired a controlling interest in Red 5 Studios, Inc. (“Red 5”), an online game development studio based in the U.S. Thereafter till 2016, the Group and Red 5 entered into several equity transactions with several third party investors and the Group’s equity holding to approximately 35%. Nevertheless, the Group retained the control of the Board of Red 5 at that time. The performance of Red 5 was under expectation afterwards and has become an inactive company. In June 2021, the two directors of Red 5 appointed by the Group resigned from Red 5 and the Group issued a letter of renunciation to Red 5 confirming the Group hadrenounced its right of business control of Red5 and confirmed the Group will not assign any new director to Red 5 in the future. Accordingly, the Group lost control of Red 5 and no longer consolidated of Red 5 as of June 30, 2021. The Group recognized a net gain on deconsolidation of subsidiaries amounted to RMB 9.5 million (US$1.5 million) for the six months ended June 30, 2021.

a.  Consideration received

The Company did not receive any consideration in the deconsolidation of Red5 Studio Inc.

b.  Analysis of assets and liabilities over which the Company lost control

	June 30,2021
Current assets
Cash and cash equivalents	RMB	7,581
Others		136,483
Current liabilities
Account payable		(34,501,797)
Advances from customers		(22,201,833)
Accrued expense		(3,206,952)
Others		(465,115)
Net liabilities deconsolidated		(60,231,633)

c.  Gain on deconsolidation of subsidiary

Six months Ended
June 30,2021
Fair value of consideration received	—
Fair value of retained investment	—
Carrying amount of Red5’s net liabilities deconsolidated	60,231,633
Less: Carrying amount of noncontrolling interest	(47,945,622)
Gain on deconsolidated of subsidiary	12,286,011